TECHNOLOGY VALUE FUND


                   TVFQX Performance as of December 31, 1997
                            (Average Annual Returns)


         3-Year Return (12/31/94 - 12/31/97)                  + 40.18%

         1-Year Return (12/31/96 - 12/31/97)                  +  6.46%

         Since Inception Return (05/20/94 - 12/31/97)         + 40.82%


Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that any investor's shares, when redeemed, maybe worth more or less than their original cost.


1997 RESULTS

1997 was a disappointing year for the Technology Value Fund (TVF). A return of 6.46% lagged not only the broad market indices (as shown in the table below), but also our peer group, as measured by the Lipper Science & Technology Index, which returned 7.84%.

Looking back, 1997 was a year of great peaks and valleys, with some important lessons learned along the way.

Some highlights:

The Fund suffered a Q1 loss of 9.20%, due almost entirely to declines in our networking investments. Q2 was one of our best ever, as the Fund gained 31.50%. Performance was led by the Electronic Design Automation and Semiconductor groups.

Third quarter gains of 9.69% were healthy, but lagged our peer group. Performance was led by Peripherals, Semiconductors and Semiconductor Capital Equipment.

The Fund stumbled badly during the fourth quarter (our worst quarter to date), losing 18.72%. While the Fund lost money in every sector, the Semiconductor Capital Equipment group bore the brunt of "Asian Contagion," and was clearly the hardest hit. Although the recent sell-off hit technology mutual funds especially hard, it is important to note that we underperformed not only the broad indices, but our peer group as well.


                     Technology Value Fund Performance Chart
                                 as of 12/31/97

                                                            Avg.Ann.
                                                            05/20/94 -
                          Q4 `97            1997            12/31/97

                TVF      -18.72%           6.46%            40.82%
                DJIA       0.00%          24.93%            25.66%
                S&P 500    2.87%          33.36%            26.04%
                NASDAQ    -6.73%          22.15%            24.20%

Long Term Performance

The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices: The Dow Jones Industrial Average, the Standard & Poor's 500 index, and the NASDAQ composite index. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)

[LINE CHART]

                              Relative Performance
                    Technology Value Fund vs. Market Indices




       TVF     S&P 500 DJIA    NASDAQ


May     10040   10013   10004   10108
Jun      9190    9768    9666    9706
         9430   10088   10045    9929
        10510   10502   10489   10527
Sep     11190   10246   10320   10510
        12160   10475   10504   10690
        11830   10094   10094   10316
Dec     12530   10244   10372   10339
        12412   10509   10407   10386
        13215   10919   10905   10926
Mar     13344   11241   11325   11260
        14436   11572   11778   11634
        14543   12034   12217   11930
Jun     15743   12314   12487   12890
        17981   12722   12913   13832
        19213   12754   12691   14103
Sep     20680   13293   13206   14435
        20048   13245   13122   14335
        20294   13827   14053   14663
Dec     20195   14093   14194   14577
        20064   14573   14976   14687
        21454   14708   15274   15255
Mar     21586   14849   15581   15273
        26985   15068   15539   16513
        30752   15457   15801   17251
Jun     27971   15516   15855   16444
        26317   14830   15519   14997
        27401   15143   15817   15845
Sep     30292   15996   16594   17035
        29252   16437   17023   16962
        32788   17679   18470   17922
Dec     32423   17329   18293   17934
        34916   18411   19337   19170
        31888   18556   19579   18189
Mar     29439   17793   18771   16980
        31039   18856   19998   17532
        38053   20004   20972   19484
Jun     38713   20075   21974   20075
        43857   22563   23565   22195
        42281   21299   21898   22110
Sep     42466   22465   22855   23487
        38142   21715   21418   22211
        37311   22720   22576   22316
Dec     34517   23110   22854   21907


Note: The Fund's performance information assumes reinvestment of all dividends and includes all fund expenses. Past performance does not guarantee future results. Both the return from and the principal value of an investment in the Fund will fluctuate so that any investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio Discussion

The pie chart below shows the Fund's holdings by sector as of year-end. For the 4th quarter, TVF's medical investments outperformed the overall fund by losing less, but still underperformed the NASDAQ during the same period. Medical stocks gained steadily throughout the first three quarters (including a very strong spring) before declining in Q4. We steadily expanded our medical holdings from 12.44% to 34.82%. For the year, medical stocks trailed only Semiconductors as the Fund's strongest group.

Our quarterly weighting in Semiconductors varied from 18.05% to 44.75%. As a group, Semiconductors were our best performing stocks, so the heavy weighting worked out well. At year-end the Fund had over 27% invested in the group.

The Semiconductor Capital Equipment group was another story. Sector weighting ranged from 0.76% to 7.07% at year end. Unfortunately, we were largely out of the group early in the year (when they were doing well), and more heavily weighted in Q4 (when they were falling dramatically).

Electronic Design Automation (EDA) stocks performed well in the spring, but lost money in the second half. Our weighting began the year at 12.76% and declined steadily to 3.69% by year-end.

Our investments in Peripherals performed almost as well as the Medical group, however, our weighting was consistently light. Peripherals began the year at 2.97% of the portfolio, crested at 6.65% at the end of Q3, and finished the year at 5.27%.

We established new positions in the Communications Equipment sector during Q3. These investments were marginally profitable, and ended the year with a 7.92% weighting.

[PIE CHART]

                   Technology Value Fund Portfolio by Sector*
                                 as of 12/31/97


          Medical                  34.82%
          Semiconductors           27.17%
          Networking               11.88%
          Comm. Equip.              7.92%
          Semi. Equip.              7.07%
          Peripherals               5.27%
          Elec. Design Automation   3.69%
          Cash                      2.18%


*shown as a percentage of investments


PORTFOLIO SNAPSHOT
TECHNOLOGY VALUE FUND
December 31, 1997

Securities                                               Shares      Price        Value


3Com Corp.                                               171,250      34.9375    $5,983,047
Advanced Fibre Communications, Inc.                      195,000      29.1250     5,679,375
Affymetrix, Inc.                                         163,800      31.1250     5,098,275
Altera Corp.                                             365,000      33.1250    12,090,625
ANADIGICS, Inc.                                          270,500      30.1250     8,148,813
Applied Micro Circuits Corp.                             797,500      12.3750     9,869,062
Applied Science & Technology, Inc.                        97,500      11.2500     1,096,875
Ascend Communications, Inc.                              349,000      24.5000     8,550,500
Boston Scientific Corp.                                  140,000      45.8750     6,422,500
CardioThoracic Systems, Inc.                             545,000       5.5000     2,997,500
Cardiovascular Dynamics, Inc.                            554,800       5.5000     3,051,400
Centocor, Inc.                                           175,000      33.2500     5,818,750
Cisco Systems, Inc.                                      156,000      55.7500     8,697,000
Cymer, Inc.                                              335,000      15.0000     5,025,000
Endocardial Solutions, Inc.                              515,400      10.1250     5,218,425
EndoSonics Corp.                                         695,000      10.7500     7,471,250
HCIA, Inc.                                               456,600      11.8750     5,422,125
Heartport, Inc.                                           54,000      20.3750     1,100,250
HMT Technology Corp.                                     506,200      13.0000     6,580,600
Immunex Corp.                                            130,000      54.0000     7,020,000
Integrated Process Equipment Corp.                       490,000      15.7500     7,717,500
Intel Corp.                                               10,000      70.2500       702,500
Iomega Corp.                                             300,000      12.4375     3,731,250
Level One Communications, Inc.                            82,700      28.2500     2,336,275
Mariner Health Group, Inc.                               463,000      16.2500     7,523,750
MedCath, Inc.                                             29,100      15.1250       440,137
Medtronic, Inc.                                          135,000      52.3125     7,062,187
Medwave, Inc.                                             23,500      10.0000       235,000
PairGain Technologies, Inc.                              179,250      19.3750     3,472,969
PMC-Sierra, Inc.                                         340,000      31.0000    10,540,000
Quality Semiconductor, Inc.                              237,800       3.8750       921,475
Technology Modeling Associates, Inc.                     678,900      10.6250     7,213,313
Tellabs, Inc.                                            120,000      52.8750     6,345,000
TranSwitch Corp.                                          15,000       7.5000       112,500
United States Surgical Corp.                             110,000      29.3125     3,224,375
Vitesse Semiconductor Corp.                              223,000      37.7500     8,418,250

-Cash and cash equivalents-                                                       4,271,801
-------------------------------------------------------------------------------------------
TOTAL                                                                          $195,609,654
-------------------------------------------------------------------------------------------


Our worst performing sector for 1997, Networking, is the clear culprit for the Fund's poor performance. Not only was this the only sector to lose money in three out of the four quarters, it was one of only two to show a negative return for the entire year (EDA posted a small loss). Our weighting in Networking began the year at 20.77%, but eventually declined to 11.88% by year-end.

The Fund's cash position ranged from the low single digits (2.18% at year-end) to the low teens (12.99% at mid year). In general, we do not attempt to time the market, so larger cash positions usually represent recent inflows which the managers are selectively working into the portfolio.

Tech Outlook:  Surviving the Asian Flu

The recent banking and capital markets crisis in the Far East sent a shudder through world financial markets and raised a number of questions regarding dependencies among various countries, industries and individual firms.

One connection which quickly affected the Fund was the interdependence of Asian capital markets. Perfectly sound semiconductor manufacturers in Korea and Japan (such as Samsung, Hyundai, NEC, Hitachi, Mitsubishi, etc.) draw their capital from the same pool of bankers and bond holders as do companies in Indonesia and Thailand.

Healthy or not, each of these companies has been forced to revisit its capital spending plans, as the pool of available capital has dwindled rapidly. As a direct result of this, semiconductor capital equipment companies (many of which are based in the U.S.) have drastically cut their 1998 revenue forecasts. Affected companies include such well known suppliers as Applied Materials, Lam Research, Novellus, Teradyne and KLA/Tencor, as well as smaller players, such as Cymer, IPEC and PRI Automation.

As a group, the semiconductor capital equipment stocks have suffered one of the worst stock market routs in history. Fourth quarter declines of 50-70% were common. The silver lining: The worldwide semiconductor industry still needs these companies, and their 1999 and 2000 sales and profits should be quite strong.

If Asian companies are likely to spend less on capital equipment, then what are Asian consumers likely to shy away from? One answer seems to be cellular telephones. In a similar, though less severe sell-off, the stocks of Ericsson, Motorola and Nokia now reflect greatly reduced expectations. The sell-off has also affected their suppliers, hitting component and infrastructure manufacturers equally hard.

Like many complex phenomena, it's difficult to trace the cause and effect chain beyond a few links -- the interdependencies quickly become too complex. Beyond a direct examination of a firm's customer list, and their customers' customer lists, most people give up on the bottoms-up (micro) approach, and rely on the top-down (macro) view, which is currently very negative for the entire technology sector.

Therein lies our opportunity.

In keeping with our long-standing philosophy of buying great companies at great prices, we are emphasizing strong companies with little or no direct exposure to Asian markets. While we realize that no company is totally unaffected, we believe that there are many fine companies that are only mildly affected, yet are steeply discounted at present.

The best way to identify these companies is through our usual firsthand company analysis. As always, there is no substitute for doing your homework.

                       Top 5 Stocks by $ Gain in Q4 1997
            ---------------------------------------------------------
              Stock                 Symbol         $ Gain     % Gain

Applied Micro Circuits Corp.        AMCC        2,111,559      27.22
PMC-Sierra                          PMCS        1,913,740      21.44
Cisco Systems                       CSCO        1,736,454      13.20
Medtronic                            MDT        1,066,575       8.70
Arterial Vascular                   AVEI          499,102       4.63


                      Bottom 5 Stocks by $ Loss in Q4 1997
            ---------------------------------------------------------
          Stock                     Symbol        $ Loss      % Loss

Technology Modeling                 TMAI       -3,123,870      -30.22
Texas Instruments                   TXN        -3,832,458      -32.45
Cymer, Inc.                         CYMI       -4,223,066      -45.66
Altera                              ALTR       -4,535,216      -19.63
Int. Process Equip                  IPEC       -7,785,437      -50.22


Medical Outlook

As previously discussed, the market was afflicted in the fourth quarter with what the popular press has dubbed the "Asian Flu." Since October, the market has sold-off the companies and sectors it anticipates will be adversely affected by the financial instability of South Korea, Thailand, Indonesia, Hong Kong, and even Japan.

Our results show that our medical investments did not escape the sell-off. However, since most of our medical investments have very little operational exposure to Asia, I am confident that they will be among the first to recover when the "crisis" recedes. Our medical investments now account for about 35% of TVF's assets.

MEDICAL  SPECIALISTS  FUND

On December 10, 1997, the Medical Specialists Fund ("MSF") opened to the public at an initial share price of $10.00. MSF ended the year at $10.12 up 1.20% while the NASDAQ composite declined 3.10% over the same period.

Unlike the Technology Value Fund, MSF is a pure medical fund. Although MSF will invest in many of the same stocks as the medical side of TVF, MSF will also provide a home for the more aggressive medical investments that may take longer than TVF's 2-year investment horizon to play out. This will open the possibility of including more early stage medical device and biotech companies in the portfolio.

The table below shows the Fund's holdings as of 12/31/97. Please note that the portfolio is very young, and therefore has an unusually small number of positions.

The valuations of these companies depend less on the traditional standards of value such as sales and earnings, and more on other factors, such as clinical effectiveness and managerial integrity, that are not as easily analyzed in a spreadsheet. This is the segment where firsthand experience in the industry counts the most and also where the market tends to be somewhat less "efficient" if only because not many analysts feel confident here.

The Medical  Specialists  Fund is managed by Ken Kam.


                               PORTFOLIO SNAPSHOT
                            MEDICAL SPECIALISTS FUND
                               December 31, 1997

         Securities                Shares          Price           Value

Affymetrix, Inc.                   3,000           31.1250      $   93,375
Boston Scientific Corp.            2,000           45.8750          91,750
Cardiocvascular Dynamics, Inc.     1,200            5.5000           6,600
CardioThoracic Systems, Inc.       5,000            5.5000          27,500
Centocor, Inc.                     5,000           33.2500         166,250
Cytyc Corp.                          600           25.0000          15,000
Endocardial Solutions, Inc.        3,500           10.1250          35,438
EndoSonics Corp.                  10,000           10.7500         107,500
Guidant Corp.                      2,000           62.2500         124,500
Heartport, Inc.                    6,000           20.3750         122,250
HCIA, Inc.                         4,000           11.8750          47,500
Immunex Corp.                      1,000           54.0000          54,000
MedCath, Inc.                      2,000           15.1250          30,250
Novoste Corp.                      2,000           21.5000          43,000

-Cash and cash equivalents-                                      1,478,188
---------------------------------------------------------------------------

TOTAL                                                       $    2,443,101
---------------------------------------------------------------------------

TECHNOLOGY LEADERS FUND

On December 10, 1997, the Technology Leaders Fund ("TLF") opened to the public at an initial share price of $10.00. TLF ended the year at $10.07 up 0.70% while the NASDAQ composite declined 3.10% over the same period.

The Fund is comprised of companies which fit a very specific profile: leaders. In order to qualify as a leader, a company must demonstrate a dominant competitive advantage and a history of success, which usually results in clear product and market share leadership.

The table below shows the Fund's holdings as of 12/31/97. Please note that the portfolio is very young, and therefore has an unusually small number of positions.

Although "high tech" is often thought of as a single industry, it is actually a collection of interdependent industry segments: microprocessors, memory, programmable logic, computer storage, networking, etc. Where possible, the manager seeks to identify the dominant company in each of the most promising segments for inclusion in the portfolio.

Although TLF is not explicitly defined as a "large-cap" fund, it is comprised of established, successful companies, which tend to have larger market capitalizations. We expect TLF to have the highest average market capitalization of the three funds.

TLF tends towards a buy and hold philosophy, adding and dropping companies only when the portfolio manager perceives a "changing of the guard" within an industry sector, or a reduced attractiveness of a particular segment. We expect TLF to have low portfolio turnover.

The Technology  Leaders Fund is managed by Kevin Landis.

                               PORTFOLIO SNAPSHOT
                            TECHNOLOGY LEADERS FUND
                               December 31, 1997

 Securities                      Shares           Price            Value

Altera Corp.                     5,000            33.1250      $   165,625
Applied Materials, Inc.          5,000            30.1250          150,625
Cisco Systems, Inc.              3,000            55.7500          167,250
Intel Corp.                      4,000            70.2500          281,000
KLA-Tencor Corp.                 4,000            38.6250          154,500
Lucent Technologies, Inc.        1,000            79.8750           79,875
PairGain Technologies, Inc.     20,750            19.3750          402,032
PMC-Sierra, Inc.                 2,400            31.0000           74,400
Vitesse Semiconductor Corp.      8,000            37.7500          302,000

-Cash and cash equivalents-                                      2,069,575
---------------------------------------------------------------------------
TOTAL                                                          $ 3,846,882
---------------------------------------------------------------------------

OUTLOOK

While we are disappointed with our 1997 performance, we recognize that investing in science and technology companies is an inherently volatile proposition. Our recent poor performance and strong long term track record both illustrate the value of a long time horizon in counterbalancing that volatility. We appreciate our shareholders' confidence in us through a difficult year.

Looking forward, we will continue with our proven approach of applying firsthand experience and industry inputs to basic company research.


/s/ Kevin Landis
    Kevin Landis
    Portfolio Manager, Electronic Technology
          Technology Value Fund
          Technology Leaders Fund


/s/ Kendrick Kam
Kendrick Kam
Portfolio Manager, Medical Technology
         Technology Value Fund
         Medical Specialists Fund



Important Legal Disclosures

This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on Interactive Investments' web site, or by calling 1 (888) TVF-FUND. You may also request the most recent prospectus from the following brokers: Charles Schwab's OneSource, Fidelity Investments, Jack White & Co., and National Investors Service Corporation.

STAYING CURRENT ON THE FUNDS

Web Site........................................   www.techfunds.com
TVF Newspaper Listing...........................   Tech Value
TVF Ticker Symbol...............................   TVFQX
Getting Info Via E-Mail.........................   Send any e-mail message to:
         General Info & Portfolio List..........   TVF@mailback.com
         Prospectus.............................   prospectus@mailback.com
Getting Info Via U.S. Mail......................   1-888-TVF-FUND
24-hour Share Price &
Direct Account Info.............................   1-888-884-2675

The Technology Leaders Fund and Medical Specialists Fund will soon have newspaper listings and ticker symbols. In the meantime, information about these new funds is available in our new prospectus and at our web site.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Interactive Investments
San Jose, California

         We have audited the accompanying statements of assets and liabilities of Interactive Investments comprising, respectively, the Technology Value Fund, Technology Leaders Fund and Medical Specialists Fund, including the portfolios of investments as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the year ended December 31, 1996 and prior for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Interactive Investments as of December 31, 1997, the results of operations, the changes in net assets, and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.



                                                  Tait, Weller & Baker
Philadelphia, Pennsylvania
January 23, 1998


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                          Technology       Medical       Technology
                                                             Value        Specialists      Leaders
                                                              Fund           Fund           Fund


ASSETS
Investments in securities:
         At acquisition cost                           $227,405,256   $  2,407,338   $  3,823,912
                                                       ============   ============   ============
         At value (Note 1)                             $191,337,853   $  2,443,101   $  3,846,882
Investments in repurchase agreements (Note 1)             4,271,000           --             --
Cash                                                            801           --             --
Receivable for securities sold                            2,804,473           --             --
Receivable for capital shares sold                        1,028,532         46,055        113,764
Interest and dividends receivable                               682            368            544
Other assets                                                 17,580           --             --
                                                       ------------   ------------   ------------
         TOTAL ASSETS                                   199,460,921      2,489,524      3,961,190
                                                       ------------   ------------   ------------

LIABILITIES
Payable for securities purchased                          3,337,439        127,314        380,120
Payable for capital shares redeemed                       1,748,151           --             --
Other accrued expenses and liabilities                        1,788           --              240
                                                       ------------   ------------   ------------
         TOTAL LIABILITIES                                5,087,378        127,314        380,360
                                                       ------------   ------------   ------------
NET ASSETS                                             $194,373,543   $  2,362,210   $  3,580,830
                                                       ============   ============   ============

Net assets consist of:
Paid-in capital                                        $233,488,824   $  2,324,890   $  3,555,603
Distribution in excess of realized gains
         from security transactions (Note 1)             (3,047,878)           --             --
Undistributed net investment income                            --            1,557          2,257
Net unrealized appreciation (depreciation)
         on investments                                 (36,067,403)        35,763         22,970
                                                       ------------   ------------   ------------
Net assets                                             $194,373,543   $  2,362,210   $  3,580,830
                                                       ============   ============   ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value)                                         7,458,967        233,313        355,432
                                                       ============   ============   ============


Net asset value, offering price and
         redemption price per share (Note 1)           $      26.06   $      10.12   $      10.07
                                                       ============   ============   ============


See accompanying notes to the financial statements.


STATEMENTS OF OPERATIONS
Year Ended December 31, 1997
                                                                 Technology       Medical       Technology
                                                                      Value     Specialists      Leaders
                                                                       Fund        Fund(A)        Fund(A)


INVESTMENT INCOME
         Interest                                               $   412,570   $     2,798   $     4,013
         Dividends                                                  268,881           368           544
                                                               ------------   ------------   -----------
                  TOTAL INVESTMENT INCOME                           681,451         3,166         4,557
                                                               ------------   ------------   -----------

EXPENSES
         Investment advisory fees (Note 3)                        1,830,251         1,238         1,769
         Administrative fees (Note 3)                               778,503           371           531
                                                               ------------   ------------   -----------
                  TOTAL EXPENSES                                  2,608,754         1,609         2,300
                                                               ------------   ------------   -----------

NET INVESTMENT INCOME (LOSS)                                     (1,927,303)        1,557         2,257
                                                               ------------   ------------   -----------

REALIZED AND UNREALIZED GAINS
         (LOSSES) ON INVESTMENTS
         Net realized gains from security transactions           14,064,022          --             --
         Net change in unrealized appreciation/
         (depreciation) on investments                         (38,292,641)        35,763       22,970
                                                               ------------   ------------   -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS                                        (24,228,619)        35,763       22,970
                                                               ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS                                      $(26,155,922)   $    37,320   $    25,227
                                                               ============   ============  ============

(A)  Represents  the period from the  commencement  of operations
     (December 10, 1997) through December 31, 1997.

See accompanying notes to the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                          Technology                  Medical      Technology
                                                                             Value                  Specialists      Leaders
                                                                              Fund                     Fund           Fund
                                                                 ---------------------------        ------------------------
                                                                        Year             Year         Period        Period
                                                                        Ended            Ended         Ended         Ended
                                                                     December 31,     December 31,   December 31,  December 31,
                                                                         1997             1996         1997(A)     1997(A)
                                                                 ---------------   --------------  --------------  -----------


FROM OPERATIONS:
         Net investment income (loss)                              $  (1,927,303)   $   (103,853)    $  1,557     $  2,257
         Net realized gains
                   from security transactions                         14,064,022       2,546,140           --           --
         Net change in unrealized appreciation/
                  (depreciation) on investments                      (38,292,641)      1,675,722       35,763       22,970
                                                                  --------------    ------------    ----------    --------
Net increase (decrease) in net assets from operations                (26,155,922)      4,118,009       37,320       25,227
                                                                  --------------    ------------    ----------    --------

DISTRIBUTIONS TO SHAREHOLDERS:
         From net realized gains                                     (12,334,200)     (2,244,807)         --            --

         In excess of net realized gains                              (3,047,878)             --          --            --
                                                                  --------------    ------------    ----------    --------
Decrease in net assets from distributions
                  to shareholders                                    (15,382,078)     (2,244,807)         --            --
                                                                  --------------    ------------    ----------    --------


FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares sold                                   335,357,889      35,670,929    2,350,090     3,716,034
         Net asset value of shares issued in
                  reinvestment of distributions
                  to shareholders                                     13,072,987       1,153,485          --             --
         Payments for shares redeemed                               (147,623,435)     (6,274,508)     (25,200)     (160,431)
                                                                  --------------    ------------    ----------    --------
Net increase in net assets from
         capital share transactions                                  200,807,441      30,549,906    2,324,890      3,555,603
                                                                  --------------    ------------    ----------    ----------

TOTAL INCREASE IN NET ASSETS                                         159,269,441      32,423,108    2,362,210      3,580,830
                                                                  --------------    ------------    ----------    ----------
NET ASSETS:
         Beginning of period                                          35,104,102       2,680,994          --              --
                                                                  --------------    ------------    ----------    ----------
         End of period                                              $194,373,543    $ 35,104,102   $2,362,210    $ 3,580,830
                                                                  ==============    ============    ==========    ==========


UNDISTRIBUTED NET
         INVESTMENT INCOME                                         $         --     $        --    $    1,557   $      2,257
                                                                  ==============    ===========    ==========   ============


Capital Share Activity:
         Shares sold                                                 10,437,757       1,435,204       235,882        371,478
         Shares issued in reinvestment of
                      distributions to shareholders                     517,449          43,942           --              --
         Shares redeemed                                             (4,812,871)       (307,953)       (2,569)       (16,046)
                                                                  --------------    ------------    ----------    ----------

         Net increase in shares outstanding                            6,142,335      1,171,193       233,313         355,432
         Shares outstanding, beginning of period                       1,316,632        145,439           --               --
                                                                  --------------    ------------    ----------    -----------
         Shares outstanding, end of period                             7,458,967      1,316,632       233,313         355,432
                                                                  ==============    ============    ==========    ===========


(A)  Represents  the period from the  commencement  of operations
     (December 10, 1997)  through  December  31,  1997.

See  accompanying  notes to the  financial statements.


TECHNOLOGY VALUE FUND
FINANCIAL HIGHLIGHTS

                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                          Year           Year           Year           Period
                                                         Ended          Ended          Ended           Ended
                                                        12/31/97       12/31/96       12/31/95        12/31/94(A)


Net asset value at beginning of period            $      26.66    $      18.44     $    11.70      $    10.00
                                                  ------------    ------------     ----------      -----------

Income from investment operations:
         Net investment loss                             (0.26)          (0.08)         (0.14)          (0.03)
         Net realized and unrealized
                  gains on investments                    1.90           11.20           7.28            2.56
                                                  ------------    ------------     ----------      -----------
Total from investment operations                          1.64           11.12           7.14            2.53
                                                  ------------    ------------     ----------      -----------

Less distributions:

         From net realized gains                         (1.80)          (2.90)         (0.40)          (0.83)
         In excess of net realized gains                  (.44)            --              --              --
                                                  ------------    ------------     ----------      -----------
Total distributions                                      (2.24)          (2.90)         (0.40)          (0.83)
                                                  ------------    ------------     ----------      -----------
Net asset value at end of period                  $      26.06      $    26.66      $   18.44       $   11.70
                                                  ============    ============     ==========      ===========

Total return                                              6.46%          60.55%         61.17%          25.30%(B)
                                                  ============    ============     ==========      ===========

Net assets at end of period (millions)            $     194.4       $    35.1       $    2.7        $    0.2
                                                  ============    ============     ==========      ===========


Ratio of expenses to average net assets                   1.93%           1.81%          1.98%           1.96%(C)

Ratio of net investment loss
         to average net assets                           (1.43%)         (0.55%)        (1.45%)         (1.29%)(C)

Portfolio turnover rate                                    101%             43%            45%             56%

Average commission paid
         per investment security traded           $       0.033     $    0.0426            N/A             N/A


(A) Represents the period from the commencement of operations (May 20, 1994) to December 31, 1994.
(B)      Not annualized
(C)      Annualized

See accompanying notes to the financial statements.


MEDICAL SPECIALISTS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                     Ended
                                                                   12/31/97(A)


Net asset value at beginning of period                        $        10.00
                                                              --------------
Income from investment operations:
         Net investment income                                          0.01
         Net realized and unrealized
                  gains on investments                                  0.11
                                                              --------------
Total from investment operations                                        0.12
                                                              --------------

Less distributions:
         Dividends from net investment income                             --
         Distributions from net realized gains                            --
                                                              --------------
Total distributions                                                       --
                                                              --------------

Net asset value at end of period                              $        10.12
                                                              ==============

Total Return(B)                                                        1.20%
                                                              ==============

Net assets at end of period (millions)                        $          2.4
                                                              ==============
Ratio of expenses to average net assets(C)                             1.81%

Ratio of net investment income
         to average net assets(C)                                      1.75%

Portfolio turnover rate                                                   0%

Average commission paid per investment security traded       $        0.0266


(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B) Not annualized.
(C) Annualized.

See accompanying notes to the financial statements.


TECHNOLOGY LEADERS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                    Ended
                                                                  12/31/97(A)


Net asset value at beginning of period                         $        10.00
                                                               --------------

Income from investment operations:
         Net investment income                                           0.01
         Net realized and unrealized
                  gains on investments                                   0.06
                                                               --------------
Total from investment operations                                         0.07
                                                               --------------

Less distributions:

         Dividends from net investment income                              --
         Distributions from net realized gains                             --
                                                               --------------
Total distributions                                                        --
                                                               --------------

Net asset value at end of period                               $        10.07
                                                               ==============

Total return(B)                                                         0.70%
                                                               ==============

Net assets at end of period (millions)                         $          3.6
                                                               ==============

Ratio of expenses to average net assets (C)                             1.80%

Ratio of net investment income
         to average net assets(C)                                       1.77%

Portfolio turnover rate                                                    0%

Average commission paid per investment security traded         $       0.0300

(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

See accompanying notes to the financial statements.


TECHNOLOGY VALUE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                                                        Unrealized
                                                                                                                          Gain
Common Stocks                                                       Shares           Cost          Market Value          (Loss)


COMMUNICATIONS EQUIPMENT -- 8.0%
         Advanced Fibre Communications, Inc.*                      195,000       $ 5,631,563       $ 5,679,375          $ 47,812
         PairGain Technologies, Inc.*                              179,250         3,758,901         3,472,969          (285,932)
   Tellabs, Inc.*                                                  120,000         6,999,065         6,345,000          (654,065)
                                                                ----------       -----------       -----------          ---------
Total Communications Equipment                                                    16,389,529        15,497,344          (892,185)
                                                                ----------       -----------       -----------          ---------

ELECTRONIC DESIGN AUTOMATION -- 3.7%
         Technology Modeling Associates. Inc. *                    678,900         9,384,410         7,213,313        (2,171,097)
                                                                ----------       -----------       -----------          ---------
Total Electronic Design Automation                                                 9,384,410         7,213,313        (2,171,097)
                                                                ----------       -----------       -----------          ---------
MEDICAL -- 35.0%
         HCIA, Inc. *                                              456,600         7,341,451         5,422,125        (1,919,326)
         Affymetrix, Inc. *                                        163,800         5,601,039         5,098,275          (502,764)
         Boston Scientific Corp.*                                  140,000         8,862,534         6,422,500        (2,440,034)
         Cardiovascular Dynamics, Inc.*                            554,800         4,912,292         3,051,400        (1,860,892)
         CardioThoracic Systems, Inc. *                            545,000         6,806,383         2,997,500        (3,808,883)
         Centocor, Inc. *                                          175,000         7,141,087         5,818,750        (1,322,337)
         Endocardial Solutions, Inc. *                             515,400         5,821,711         5,218,425          (603,286)
         EndoSonics Corp. *                                        695,000         7,814,435         7,471,250          (343,185)
         Heartport, Inc.*                                           54,000         1,202,752         1,100,250          (102,502)
         Immunex Corp.*                                            130,000         8,520,188         7,020,000        (1,500,188)
         Mariner Health Group, Inc. *                              463,000         5,605,435         7,523,750         1,918,315
         MedCath, Inc. *                                            29,100           498,980           440,137           (58,843)
         Medtronic, Inc.                                           135,000         6,029,275         7,062,187         1,032,912
         Medwave, Inc. *                                            23,500           263,956           235,000           (28,956)
         United States Surgical Corp.                              110,000         3,335,400         3,224,375          (111,025)
                                                                ----------       -----------       -----------          ---------
Total Medical                                                                     79,756,918        68,105,924       (11,650,994)
                                                                ----------       -----------       -----------          ---------

NETWORKING -- 12.0%
         3Com Corp. *                                              171,250         6,909,326         5,983,047          (926,279)
         Ascend Communications, Inc. *                             349,000        18,784,597         8,550,500       (10,234,097)
         Cisco Systems, Inc. *                                     156,000         7,456,250         8,697,000         1,240,750
                                                                ----------       -----------       -----------          ---------
Total Networking                                                                  33,150,173        23,230,547        (9,919,626)
                                                                ----------       -----------       -----------          ---------

PERIPHERAL -- 5.3%
         HMT Technology Corp. *                                    506,200         7,274,399         6,580,600          (693,799)
         Iomega Corp. *                                            300,000         3,280,968         3,731,250           450,282
                                                                ----------       -----------       -----------          ---------
Total Peripheral                                                                  10,555,367        10,311,850          (243,517)
                                                                                 -----------       -----------          ---------



TECHNOLOGY VALUE FUND
PORTFOLIO OF INVESTMENTS
(continued)
                                                                                                                      Unrealized
                                                                                                                         Gain
Common Stocks                                                       Shares/Par           Cost         Market Value      (Loss)


SEMICONDUCTOR EQUIPMENT -- 7.1%
         Applied Science & Technology, Inc.*                           97,500         1,323,200         1,096,875       (226,325)
         Cymer, Inc.*                                                 335,000        10,907,676         5,025,000     (5,882,676)
         Intergrated Process Equipment Corp.*                         490,000        13,758,816         7,717,500     (6,041,316)
                                                                                  -------------      ------------   -------------
Total Semiconductor Equipment                                                        25,989,692        13,839,375    (12,150,317)
                                                                                  -------------      ------------   -------------
SEMICONDUCTORS -- 27.3%
         Altera Corp.*                                                365,000        16,437,502        12,090,625     (4,346,877)
         ANADIGICS, Inc.*                                             270,500         9,827,356         8,148,813     (1,678,543)
         Applied Micro Circuits Corp.*                                797,500         7,757,504         9,869,062      2,111,558
         Intel Corp.                                                   10,000           791,250           702,500        (88,750)
         Level One Communications, Inc.*                               82,700         1,370,405         2,336,275        965,870
         PMC-Sierra, Inc.*                                            340,000         5,603,537        10,540,000      4,936,463
         Quality Semiconductor, Inc.*                                 237,800         2,048,394           921,475     (1,126,919)
         TranSwitch Corp.*                                             15,000           151,875           112,500        (39,375)
         Vitesse Semiconductor Corp.*                                 223,000         8,191,344         8,418,250        226,906
                                                                                  -------------      ------------   -------------
Total Semiconductors                                                                 52,179,167        53,139,500        960,333
                                                                                  -------------      ------------   -------------

TOTAL COMMON STOCKS-- 98.4%                                                         227,405,256       191,337,853    (36,067,403)
                                                                                  -------------      ------------   -------------


REPURCHASE AGREEMENTS(1) -- 2.2%
         Star Bank, 5.75%, dated 12/31/97,
         due 1/02/98, repurchase proceeds $4,272,364             $  4,271,000        4,271,000         4,271,000
                                                                                  -------------      ------------

Total Investments and
         Repurchase Agreements at Value-- 100.6%                                  $231,676,256      $195,608,853    $(36,067,403)
                                                                                  ============                      ============

Liabilities in Excess of Other Assets-- (0.6%)                                                        (1,235,310)
                                                                                                    ------------


Net Assets-- 100.0%                                                                                 $194,373,543
                                                                                                    ============

*    Non-income producing security.
(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


MEDICAL SPECIALISTS FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                               Unrealized
                                                                                                  Gain
Common Stocks                                         Shares/Par      Cost     Market Value      (Loss)


MEDICAL -- 40.8%
         HCIA, Inc. *                                    4,000   $   49,120   $   47,500    $   (1,620)
         Affymetrix, Inc. *                              3,000       95,590       93,375        (2,215)
         Boston Scientific Corp.*                        2,000       83,185       91,750         8,565
         Cardiovascular Dynamics, Inc.*                  1,200        6,711        6,600          (111)
         CardioThoracic Systems, Inc. *                  5,000       24,400       27,500         3,100
         Centocor, Inc. *                                5,000      167,006      166,250          (756)
         Cytyc Corp.*                                      600       14,643       15,000           357
         Endocardial Solutions, Inc. *                   3,500       36,168       35,438          (730)
         EndoSonics Corp. *                             10,000      103,750      107,500         3,750
         Guidant Corp.                                   2,000      108,060      124,500        16,440
         Heartport, Inc.*                                6,000      119,617      122,250         2,633
         Immunex Corp.*                                  1,000       49,530       54,000         4,470
         MedCath, Inc. *                                 2,000       29,060       30,250         1,190
         Novoste Corp.*                                  2,000       42,310       43,000           690
                                                                 ----------   ----------    ----------
Total Medical                                                       929,150      964,913        35,763
                                                                 ----------   ----------    ----------

TOTAL COMMON STOCKS-- 40.8%                                         929,150      964,913        35,763
                                                                 ----------   ----------    ----------

CASH EQUIVALENTS -- 62.6%
         Star Treasury Fund                         $1,478,188    1,478,188   1,478,188
                                                                 ----------   ----------

Total Investments and Cash Equivalents
         at Value-- 103.4%                                       $2,407,338  $2,443,101    $   35,763
                                                                 ==========                ==========

Liabilities in Excess of Other Assets-- (3.4%)                                 (80,891)
                                                                             ----------

Net Assets-- 100.0%                                                          $2,362,210
                                                                             ==========

*  Non-income producing security.

See accompanying notes to financial statements.


TECHNOLOGY LEADERS FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                                         Unrealized
                                                                                                            Gain
Common Stocks                                                  Shares/Par      Cost       Market Value     (Loss)


COMMUNICATIONS EQUIPMENT -- 13.5%
         Lucent Technologies, Inc.                                1,000    $   77,030    $   79,875     $   2,845
         PairGain Techn Inc.*                                    20,750       387,645       402,032        14,387
                                                                           ----------    ----------     ---------
Total Communications Equipment                                                464,675       481,907        17,232
                                                                           ----------    ----------     ---------

NETWORKING -- 4.6%
         Cisco Systems, Inc. *                                    3,000       163,371       167,250         3,879
                                                                           ----------    ----------     ---------
Total Networking                                                              163,371       167,250         3,879
                                                                           ----------    ----------     ---------
SEMICONDUCTOR EQUIPMENT -- 8.5%
         Applied Materials, Inc.*                                 5,000       150,938       150,625          (313)
         KLA-Tencor Corp.*                                        4,000       155,120       154,500          (620)
                                                                           ----------    ----------     ---------
Total Semiconductor Equipment                                                 306,058       305,125          (933)
                                                                           ----------    ----------     ---------

SEMICONDUCTORS -- 23.0%
         Altera Corp.*                                            5,000       179,900       165,625       (14,275)
         Intel Corp.                                              4,000       284,870       281,000        (3,870)
         PMC-Sierra, Inc.*                                        2,400        61,097        74,400        13,303
         Vitesse Semiconductor Corp.*                             8,000       294,366       302,000         7,634
                                                                           ----------    ----------     ---------
Total Semiconductors                                                          820,233       823,025         2,792
                                                                           ----------    ----------     ---------

TOTAL COMMON STOCKS-- 49.6%                                                 1,754,337     1,777,307        22,970

CASH EQUIVALENTS -- 57.8%
         Star Treasury Fund                                  $2,069,575     2,069,575     2,069,575
                                                                           ----------    ----------
Total Investments and Cash Equivalents
          at Value-- 107.4%                                                $3,823,912    $3,846,882     $  22,970
                                                                           ----------                   ---------

Liabilities in Excess of Other Assets-- (7.4%)                                             (266,052)
                                                                                         ----------

Net Assets-- 100.0%                                                                      $3,580,830
                                                                                         ==========

*        Non-income producing security.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.       Significant Accounting Policies

The Technology Value Fund, the Medical Specialists Fund and the Technology Leaders Fund (the Funds) are each a non-diversified series of Interactive Investments (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology
Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997.

Each Fund's investment objective is long-term capital appreciation.

The TECHNOLOGY VALUE FUND seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the "Investment Adviser") considers to be undervalued and have potential for capital appreciation.

The MEDICAL SPECIALISTS FUND seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology field which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The TECHNOLOGY LEADERS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to have the strongest competitive position.

The  following  is a summary of the  Funds'  significant accounting  policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on a national stock exchange or are quoted by NASDAQ are valued based upon the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded over-the-counter, and which are not quoted by NASDAQ, are valued based on the most recent bid price as obtained from one or more of the major market makers for such securities.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.


Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


The following information is based upon Federal income tax cost of portfolio investments (excluding repurchase agreements) as of December 31, 1997.


                                                    Technology                     Medical             Technology
                                                    Value Fund               Specialists Fund         Leaders Fund


Gross unrealized appreciation                  $         14,080,648        $           46,093        $      42,048
Gross unrealized depreciation                           (51,298,796)                  (10,330)             (19,078)
                                               ---------------------       ------------------        -------------
Net unrealized appreciation (depreciation)     $        (37,218,148)       $           35,763        $       22,970
                                               =====================       ==================        ==============
Federal income tax cost                        $        228,556,001        $        2,407,338        $    3,823,912
                                               =====================       ==================        ==============


The Technology Value Fund realized net capital losses of $2,167,536 during the period from November 1, 1997 through December 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1998.

Reclassification of capital accounts -- For the year ended of December 31, 1997, the Technology Value Fund had a net investment loss of $1,927,303 which has been reclassified to undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the periods ended December 31, 1997.


                                                          Technology              Medical               Technology
                                                           Value Fund        Specialists Fund           Leaders Fund


Purchases of investment securities                     $     309,656,195      $     929,150           $     1,754,337
                                                       =================      =============           ===============
Proceeds from sales and maturities
  of investment securities                             $     127,875,280      $          --           $            --
                                                       =================      =============           ===============


3.  Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of Interactive Research Advisers, Inc. (the Adviser) or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT  ADVISORY  AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. There were no fee waivers for the periods ended December 31, 1997.

ADMINISTRATION  AGREEMENT

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of .45% of each Fund's average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, .30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange-listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

[LOGO]

INTERACTIVE INVESTMENTS


Annual Report to Shareholders

December 31, 1997




INTERACTIVE INVESTMENTS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub Billawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 888-884-2675



This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments Trust.